SECURITIES PURCHASE AGREEMENT

证券购买协议

THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into as of the ______day of ______, ______, by and between Sino Fortune Holding Corporation, a Nevada corporation (the "Company"), and ________, a citizen of the People's Republic of China and having his/her address at____ (the "Purchaser").

本证券购买协议（"协议"）于______年_____月____日，由Sino Fortune Holding Corporation（"公司"），一家内华达州的公司与_______，一位住址是______________________________的中国公民签署（"购买人"）。

INTRODUCTION

引言

The Company is in need of additional financing and wishes to issue to Purchaser, and Purchaser desires to purchase from the Company, in a transaction exempt from registration under the Securities Act (as defined in Section 3.1(d) below), a senior convertible note in the principal face amount of $_______, in the form attached hereto as Exhibit A (the "Note").

由于公司需要额外的融资，并且其希望向购买人发行，且购买人也希望从公司处购买面值为_______高级可转换期票（"期票"），附件A为本期票范本。因为此交易满足了美国证券法3.1(d)的豁免规定，其免于向美国证监会注册。

AGREEMENT

协议

NOW, THEREFORE, in consideration of the foregoing facts and premises hereby made a part of this Agreement, the mutual promises hereinafter set forth and for other good and valuable con-

sideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

兹，基于上述的事实和前提，公司和购买人对于期票和对等的价值达成一致协议，双方同意此协议合法有效，约束双方。双方协议如下：

Article 1
Sale and Purchase of Securities
第一章 购买与销售证券

1.1 Sale and Purchase. On the terms and conditions hereof, the Company hereby issues and sells to the Purchaser, and the Purchaser hereby purchases from the Company, the Note for a purchase price of $_______(the "Purchase Price"). The Purchaser shall send a check for the Purchase Price to _______for deposit into an escrow account maintained with Shandong Keyu Law Firm(the "Escrow Account") or wire the Purchase Price to the following Escrow Account:

Account Name: Shandong Keyu Law Firm

Bank Name: China Construction Bank,Qingdao City Shibei Branch

Account Number: 3715 0198 6210 0000 0509

购买与销售　根据本协议的条款和条件，公司特此向购买人发行并出售，且购买人特此从公司处购买本期票；期票的购买价格为_______美金（"购买价格"）。购买人将会寄送一张代表购买价格的支票至山东科誉律师事务所的监管账户，或者购买人可以将代表购买价格的金额电汇至下方的监管账户：

户　名：山东科誉律师事务所

开户行：建设银行青岛市北支行

账　号：3715 0198 6210 0000 0509

1.2 Closing. The closing of the transactions contemplated and effected hereby (the "Closing") shall take place only at the Company's sole and absolutely option upon Company receiving a firm commitment to purchase a minimum aggregate of $ five (5) million in Notes.

交割 本交易的交割场所由公司自主决定，在公司募集到五（5）百万美元的期票后进行交割（"交割"）。

Closing will occur when the Company and Purchaser release Closing documents to the other, either by facsimile transmission followed by original documentation delivered by overnight courier, or in such other manner agreed upon by the parties.

交割将在公司和购买人向对方交付交割文件后进行。交割文件可以先通过传真发送给对方，然后把原件通过隔夜快递送达，或者通过其他双方同意的方式送达。

The date of the Closing is referred to herein as the "Closing Date." At the Closing, the Company will issue, sell and deliver to the Purchaser the Note, against drawing down the Purchase Price from the said Escrow Account. In the event Closing does not occur by June 30, 2017 (the "Offering Deadline"), the Company shall return or cause the return of the Purchase Price in full within five (5) Business Days of the Offering Deadline. For purposes of this Securities Purchase Agreement, "Business Day" means any day other than a Saturday, a Sunday or a day on which banks are authorized by law to close in New York, New York.

交割的日期被称为"交割日"。在交割的时候，公司将会把期票送交给购买人，并且从上述的监管账户里提取购买价格对应的金额。如果交割没有在2017年6月30日（"融资截止日"）前完成，公司将会把购买价格在五个工作日内全额返还给购买人。本协议所指的工作日指的是任何非周六、周日和纽约州规定的银行休息日。

Article 2
Company Representations and Warranties
第二章 公司的声明和保证

The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of the Closing Date.

在协议签署日和交割日，公司对购买人在此做出如下声明和保证。

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Note (together, the "Transaction Documents"), to

execute and deliver this Agreement and the Note (together, the "Transaction Documents"), to carry out the provisions of the Transaction Documents (including, as applicable, the issuance and sale of shares of the Company's common stock issuable upon conversion of the Note (the "Note Shares"), and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities makes such qualification necessary, except for those jurisdictions in which failure to be so qualified would not have a materially adverse effect on the Company or its business, taken as a whole.

组织结构，资质和公司状态　公司是一家合法成立，有效存在，运营状态正常的内华达州的公司。公司拥有一切必要的公司权力来授权经营当下的资产、签署并执行本协议和期票（合称“交易文件”）、执行交易文件中的条款（包括在期票转换后发行并销售的公司普通股，称为“期票股”）、以及进行公司现有的和计划进行的所有商业活动。公司经合法授权在所有开展业务的各州进行商业活动，并在这些州拥有一切法律要求的资质，除非在某些特定的州，没有符合相关资质也不会实质影响到公司及其经营。

2.2 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all obligations of the Company thereunder has been taken. The Transaction Documents, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and according to general principles of equity that restrict the availability of equitable remedies.

授权和约束性义务　所有关于交易文件的授权，以及由其高管、董事和股东进行的必要公司行为都已经进行完毕。在执行和递送交易文件后，交易文件上的条款成为有约束力的公司义务，该义务按照交易文件执行，这些条款的执行受限于相关破产，重组，临时禁止令和其他的普适的债权人权利条款，以及普适的限制公平法原则。

2.3 Non-Contravention. The Company's execution and delivery of the Transaction Documents, the issuance of the Note and the Note Shares (as issued), and the consummation by the Company of the other transactions contemplated thereby, do not, and compliance with the provisions of this Agreement and other Transaction Documents will not, conflict with, or result in any

violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any lien or encumbrance upon any of the Company's properties or assets or those of any subsidiary of the Company, or result in the termination of, or require that any consent be obtained or any notice be given with respect to, (i) the Company's articles of incorporation or bylaws, or (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to the Company or any of its subsidiaries or any of their respective assets or properties.

无冲突　交易文件的执行和递送，期票和期票股的发行和公司预计的其他相关交易的完成，在交易文件的条款下，不会与下列事件发生冲突，导致下列事件的终止或者取消：公司的贷款、债券、租约、其他合同、票据，或者相关许可，或者针对上述文件的需要获得有关同意或作出相应通知；或者加速公司的债务到期，导致公司丢失重要资产或者利益，在公司或者其子公司的财产上附加质押权，或者导致公司章程的终止。

2.4 Private Placement. Assuming the accuracy of the representations and warranties of Purchaser contained in Article 3, the offer, sale and issuance of the Note and the Note Shares, as applicable (collectively referred to herein as the "Securities") will be exempt from the registration requirements of the Securities Act, and will be exempt from registration and qualification under applicable state securities laws and regulations.

私募 假设第三章中购买人的声明和保证是准确的，本次发行销售的期票和期票股将豁免于美国证券法的注册规定，并且豁免在美国各州的证券法律法规下的注册要求。

2.5 Valid Issuance. If and when issued in compliance with the provisions of the Note, the Note Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Note Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The Company hereby agrees that it shall at all times reserve and keep available out of its authorized and unissued common stock, solely for the purpose of providing for issuance of the Note Shares upon conversion of the Note, such number of shares of common stock as shall, from time to time, be sufficient therefor.

有效发行 当期票股按照期票的规定发行后，期票股将会合法发行，全额偿付，没有任何质押，然而期票

股可能受限于美国各州或者联邦的流通限制。公司同意会一直预留其授权发行范围内未发行的股票数量，这样做的唯一目的是在进行转股时，有足够数量的普通股可以使期票足额转换。

Article 3

Purchaser' s Representations and Warranties

第三章 购买人的声明与保证

The Purchaser hereby represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

在交割日和协议签署日，购买人对公司做出如下声明和保证：

3.1 Investment Representations. The Purchaser understands that neither the offer nor the sale of the Securities has been registered under the Securities Act. The Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in material part upon the Purchaser' s representations contained in this Agreement. In this regard, the Purchaser additionally represents and warrants as follows:

投资声明　购买人明白该证券的销售和购买均未在美国证券法下注册。购买人也明白，上述证券销售和购买所依赖的豁免注册条款在很大程度上依据了购买人的声明。在这方面，购买人作出以下声明和保证：

(a) The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company. The Purchaser must bear the economic risk of this investment indefinitely unless an exemption from registration is available. The Purchaser has no present intention of selling or otherwise transferring the Securities, or any interest therein. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times the Purchaser might wish. Purchaser represents and agrees that if, contrary to the foregoing representations and warranties, Purchaser should later desire to dispose of or transfer all or any portion of the Securities in any manner, Purchaser shall not do so without complying with applicable securities laws.

购买人拥有丰富的在评估类似公司私募交易的经验，所以能够估计投资公司的利益与风险。购买人必须能够无限制的承担投资公司的风险，直到一种注册豁免可以被使用为止。购买人当下没有任何销售或者转卖证券的意愿，购买人也明白公司不担保有任何一种注册豁免可以被使用，或者即使存在可以使用的豁免情形，该豁免也可能不能使得购买人在其希望的时间转卖其所持有的任何或者全部证券。购买人声明，在与其声明和保证相左的情况下，如若购买人希望转卖其证券，购买人必须依照美国证券法律来转让部分或者全部其拥有的证券。

(b) The Purchaser is acquiring the Securities for the Purchaser' s own account, for investment only, and not with a view towards their public distribution.

购买人购买该证券是为了自己的账户，且仅限投资，而不是为了向公众销售。

(c) The Purchaser represents that by reason of its (or its management' s) business or financial experience, the Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, the Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

购买人声明根据其投资和商业经验，购买人有能力保护自己在本交易中的利益。另外，在购买人知悉的范围内，此交易没有通过公共媒体进行传播。

(d)The Purchaser has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities ; provided, however, that the Purchaser may sell or otherwise dispose of any of the Note Shares pursuant to registration of any of the Notes Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

购买人没有通过“有目的的销售渠道”（定义见美国证券法S规则）获得该证券或者不会参与其在美国的销售，购买人不会参与任何该证券做市的再销售活动。然而购买人可以通过登记证券的方式或者适用某个登记豁免来转卖其股票。

(e) The Purchaser is not a U.S. Person, is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person, is outside the United States when receiving and executing this Securities Purchase Agreement;

购买人不是美国人士，没有直接或者间接替任何美国人士的账户或收益来购买证券，在签署本协议时购买人在美国领土外。

(f) The Purchaser represents and warrants that it is in receipt of and that it has carefully read the following periodic reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (collectively, the "Offering Materials"): (a) the Company's Current Report on Form 8-K dated September 30, 2016; (b) the Company's Current Report on Form 8-K dated October 20, 2016, (c) the Company's Current Report on Form 8-K dated November 10, 2016 and (d) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and (e) the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (if received after March 31, 2017);

购买人声明和保证其收到并且认真阅读了公司依据1934 证券法向美国证监会提交的报告（合称"发行材料"），这些报告包括：1）发布于2016年9月30日的8-K报告；2）发布于2016年10月20日的8-K报告；3）发布于2016年11月10日的8-K报告；4）公司截至2016年9月30日的10-Q季度报告，以及 5）公司截至2016年12月31日财年的10-K年度报告（如果于2017年3月31日后收到发行材料）；

(g) The Purchaser represents and warrants it has had the opportunity to ask questions of, and receive answers from representatives of the Company concerning the Offering Materials and the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities and to obtain any additional information necessary to verify the accuracy of any information provided by the Company, and in general had access to all information about the Company it deemed necessary to make an informed investment decision with respect to the purchase of the Securities. The Purchaser further represents and warrants that it has consulted with such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities;

购买人声明并且保证其有机会提问，并且从公司代表处获得关于此次销售证券的信息与回答，销售证券的条款与条件，投资本证券的利润与风险，能够额外证实公司提供信息准确性的文件与信息，还有其他任何

公司认为必要的与此证券相关的用来做出投资决定的信息。购买人声明并保证在自己认为必要或合适的情况下，已经咨询了律师，税务师和投资顾问。

(h) Purchaser further represents and warrants that (i) it was not organized for the specific purpose of acquiring the Securities, (ii) this Agreement has been duly authorized by all necessary action on the part of Purchaser, duly executed by an authorized officer or representative of Purchaser, and Purchaser is incorporated, organized and in good standing under the laws of the state indicated on the signature page hereto, and (iii) this Agreement is a legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and according to general principles of equity that restrict the availability of equitable remedies.

购买人声明并且保证：1）其主体不是专门为了购买证券设立的；2）本协议通过并实行了所有必要的购买人一方的程序和行动、经过购买人的合法许可授权的签订、购买人合法成立、有经营资质；并且3）本协议是有效的，对购买人有约束力的合同，可以按照其条款执行，除非受到破产法，重组法或者其他的债权人权利和限制公平法准则的限制。

3.2 Transfer Restrictions. The Purchaser acknowledges and agrees that the Securities are subject to restrictions on transfer and will bear a restrictive legend substantially similar to the following:

转卖的限制 购买人承认并且同意证券在转让上有限制，并且证券上附有类似如下的限制性标识：

THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR, BASED ON AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

本可转换期票以及在转换本期票时所得的证券均未在1933证券法修正案（“证券法”）下登记过，也未在相关各州适用法律下登记过。除非在法案以及相关各州证券法允许的情况下，或者根据律师的意见且在形式和实质上均在公司可接受的合理范围内，此类发行、出售或转让豁免于这些法律的登记要求，否则本期票及其涉及的证券不得发行、出售或转让。

3.3 High Risk. The Securities offered hereby are highly speculative in nature and an investment therein involves a high degree of risk, including but not limited to the risk of losing the entire investment in such Securities.

高风险 本证券属于投机性质，此投资存在高度风险，包括但不限于损失对此证券的所有投资。

3.4 No Governmental Approval. No federal or state agency, including the Securities and Exchange Commission or the securities commission or authority of any state, has approved or disapproved the Securities, passed upon or endorsed the merits of the issuance of Securities or the accuracy or adequacy of any information provided by the Company, or made any finding or determination as to the fairness or fitness of the Securities for sale.

无需政府许可 没有任何美国的政府或者机构，包括联邦和各州的证监会，同意或者不同意或者推荐此次证券的销售，或者对证券的信息作出评价，或者对证券的销售作出公平或者适合与否的裁决。

3.5 No Reliance. Purchaser has been encouraged to rely upon the advice of its legal counsel, accountants or other financial advisors with respect to tax and other considerations relating to the purchase of the Securities pursuant hereto. Purchaser is not relying upon the Company with respect to the economic considerations involved in determining to make an investment in the Securities.

无依靠 鼓励购买人依据律师，会计师，或者财务顾问的意见对关于购买证券的税务和其他因素进行分析。购买人并未依赖公司来决定对此证券投资的经济方面考虑因素。

Article 4
General Provisions
第四章 一般条款

4.1 Entire Agreement. The Transaction Documents constitute the full and entire understanding

and agreement between the parties with regard to the subject matter thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

协议的整体性　交易文件构成了双方对此交易的全部和完整理解，任何一方不会对在协议之外的声明，保证，限制条件和协议负责或受之约束。

4.2 Governing Law; Venue. This Agreement shall be governed by the laws of the State of New York without regard to its conflicts of laws principles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

管辖法律和管辖法院 本协议依据纽约州法律制定，受纽约州法律管辖，且不考虑其冲突法原则。协议双方不可撤销地在本协议中列举的事情上受到纽约郡，纽约州的联邦法院管辖，同意不在与本协议相关的诉讼中提出该法院没有管辖权的争议，或者在本法院不适当或者不方便裁决的争议。协议各方同意免除对本人直接送达法院传票的要求，同意用邮递的方式寄送传票到本协议所述的各方地址，这样的送达方式构成了合规送达传票的方式。本协议不会对法律上认可的任何送达传票的方式进行限制。各方不可反悔地放弃主张陪审团的权利，同意在与期票和交易相关的诉讼上不请求陪审团审理。

4.3 Survival. The representations, warranties, covenants and agreements made herein shall survive the Closing.

延续 声明，保证，约束条款和合同在交易交割后继续有效。

4.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Note from time to time.

协议的继承和转让 除非另有规定，本协议也为协议的继承方的利益设计，协议的继承方以及其执行人可以获得协议的利益，期票的持有人可以实施协议。

4.5 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

分割性 如果本协议的某些条款被视为无效、不合法、不可以被执行，本协议的其余条款的合法性和可执行性不受到影响。

4.6 Amendment and Waiver. This Agreement may be amended or modified, and any provision hereunder may be waived, only upon the written consent of the Company and the Purchaser.

修正与豁免 在公司和购买人书面同意的情况下，本协议可被修改，某些条款可以被豁免。

4.7 Notices. Any notice, approval, consent, request or other communication hereunder shall be given only by, and shall be deemed to have been received upon, (a) registered or certified mail, return receipt requested, on the date on which received as indicated in such return receipt, (b) delivery by a nationally recognized overnight courier, five (5) Business Days after deposit with such courier, (c) facsimile during regular business hours of the recipient, upon electronic confirmation of receipt or (d) email transmission, during regular business hours of the recipient, upon further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient), in each case, at the address reflected below or at such other address as such party shall request in a written notice hereunder:

通知 任何关于本协议的通知、许可、同意和交流只可以通过如下方式进行，且被视为在如下日期接收到通知：1）挂号信，且要求返还递达收据，根据递达收据上标注的接收日期；2）由国家认可的隔夜递达邮递公司，在交付邮递公司后的五个工作日后；3）在通常的工作时间内用传真的方式，根据电子确认页上的时间和日期；4）在通常的工作时间内用电子邮件的方式，根据得到承认收据的邮件（人工的或者系统生成的）的日期和时间。送件地址如下或者协议双方同意的其他地址：

(a) if to the Company, at:
如果寄给公司，请寄往：
Sino Fortune Holding Corporation
2299 West Yan' an Road,
Shanghai Mart Tower,
24th Floor, Room 2403,
Changning District, Shanghai , China 200336
中国上海市长宁区延安西路2299号世贸大厦24层2403室
邮编：200336
Attention/收件人：
Facsimile/传真：
E-mail/邮箱：

with a copy to:
抄送至：
Sichenzia Ross Ference Kesner LLP
61 Broadway, 32nd Floor,
New York, NY 10006 U.S.A
Attention/收件人：Benjamin Tan, Esq.
Facsimile/传真：(212) 930 9725
E-mail/邮箱：btan@srfkllp.com

(b) if to the Purchaser, at:
如果寄给购买人，请寄往：

4.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on the parties. Facsimile and electronically transmitted signatures shall be valid and binding to the same extent as original signatures. Each party shall become bound by this Agreement immediately upon signing and delivering any counterpart. Nevertheless, in making proof of this Agreement, it will be necessary to produce only one copy signed by the party to be charged. The headings used in this Agreement are for convenience of reference only and do not define, limit or effect the provisions hereof.

其他的版本 本协议可以在多份文件上签署，所有的文件将被视为同一个协议，约束协议各方。传真和电子的签名拥有同亲笔签名一样的效力。协议各方在签署协议并且送达协议后受到协议的约束。然而，在证明协议存在时，只需出示一份协议方签署的协议即可。协议的标题仅为检索方便，不定义，限制或者影响协议的条款和内容。

4.9 Further Assurances. Each party hereby agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of the Transaction Documents and the transactions contemplated thereby.

额外保障 协议各方同意签署并送达其他文件和票据，并且采取其他必要和适当的措施来执行和履行本协议的条款和交易文件的内容。

If there is any conflict or inconsistency between the Chinese version and the English version, the English shall be the governing and prevailing version.

若本协议项下中英文约定发生法律条款上的理解冲突，以本协议英文条款约定为准。

Signature Page Follows

下附签名页

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement effective as of the date first written above.

兹证明，协议各方于上述第一次出现的日期签署本证券购买协议。

COMPANY:
公司

SINO FORTUNE HOLDING CORPORATION

PURCHASER:
购买人

[ ]

Name（姓名）:
Title（职务）:

Name（姓名）:
Title（职务）:
ID No.（身份证号）:
Address（地址）:

Signature Page Securities Purchase Agreement

证券购买协议签字页

Securities Purchase Agreement

证券购买协议签字页

EXHIBIT A

附件A

Form of Note

期票范本